                                                                      Exhibit 24


                                POWER OF ATTORNEY

                         POST-EFFECTIVE AMENDMENT NO. 2
                                       TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned directors of Diebold, Incorporated, a corporation organized and existing under the laws of the State of Ohio, do for themselves and not for another, constitute and appoint Warren W. Dettinger or Charee Francis-Vogelsang, or either one of them, a true and lawful attorney in fact in their names, place and stead, to sign their names to Post-Effective Amendment No. 2 to Form S-8 Registration Statement No. 2-92107 and any amendments to such statement, where use of a power of attorney is permitted, and to cause the same to be filed with the Securities and Exchange Commission; it being intended to give and grant unto said attorneys in fact and each of them full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned by themselves could do if personally present. The undersigned directors ratify and confirm all that said attorneys in fact or either of them shall lawfully do or cause to be done by virtue hereon.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the date set opposite their signature.


SIGNED IN THE PRESENCE OF:                         SIGNATURE                             DATE
/s/Charee Francis-Vogelsang            /s/ Louis V. Bockius III                    October 17, 2000
                                       -----------------------------------
                                       Louis V. Bockius III, Director


/s/Charee Francis-Vogelsang            /s/ Richard L. Crandall                     October 17, 2000
                                       -----------------------------------
                                       Richard L. Crandall, Director


/s/Charee Francis-Vogelsang            /s/ Gale S. Fitzgerald                      October 17, 2000
                                       -----------------------------------
                                       Gale S. Fitzgerald, Director


/s/Charee Francis-Vogelsang            /s/ Donald R. Gant                          October 17, 2000
                                       -----------------------------------
                                       Donald R. Gant, Director


/s/Charee Francis-Vogelsang            /s/ L. Lindsey Halstead                     October 17, 2000
                                       -----------------------------------
                                       L. Lindsey Halstead, Director


/s/Charee Francis-Vogelsang            /s/ Phillip B. Lassiter                     October 17, 2000
                                       -----------------------------------
                                       Phillip B. Lassiter, Director


/s/Charee Francis-Vogelsang            /s/ John N. Lauer                           October 17, 2000
                                       -----------------------------------
                                       John N. Lauer, Director


/s/Charee Francis-Vogelsang            /s/ William F. Massy                        October 17, 2000
                                       -----------------------------------
                                       William F. Massy, Director


/s/Charee Francis-Vogelsang            /s/ Walden W. O'Dell                        October 17, 2000
                                       -----------------------------------
                                       Walden W. O'Dell, Director


/s/Charee Francis-Vogelsang            /s/ W. R. Timken, Jr.                       October 17, 2000
                                       -----------------------------------
                                       W. R. Timken, Jr., Director

                               POWER OF ATTORNEY



                         POST-EFFECTIVE AMENDMENT NO. 2
                                       TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933



            KNOW ALL MEN BY THESE PRESENTS, That the undersigned senior vice president and chief financial officer of Diebold, Incorporated, a corporation organized and existing under the laws of the State of Ohio, does for himself and not for another, constitutes and appoints Warren W. Dettinger or Charee Francis-Vogelsang, or either one of them, a true and lawful attorney in fact in his name, place and stead, to sign his name to Post-Effective Amendment No. 2 to Form S-8 Registration Statement No. 2-92107 and any amendments to such statement, where use of a power of attorney is permitted, and to cause the same to be filed with the Securities and Exchange Commission; it being intended to give and grant unto said attorneys in fact and each of them full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned by himself could do if personally present. The undersigned senior vice president and chief financial officer ratifies and confirms all that said attorneys in fact or either of them shall lawfully do or cause to be done by virtue hereon.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date set opposite his signature.


SIGNED IN THE PRESENSE OF:        SIGNATURE                   DATE

/s/ Charee Francis-Vogelsang      /s/ Gregory T. Geswein      October 17, 2000
                                  -------------------------
                                  Gregory T. Geswein
                                  Senior Vice President and
                                  Chief Financial Officer